Resource Real Estate Diversified Income Fund (the “Fund”)

Supplement dated July 2, 2018 to the

Prospectus dated February 1, 2018 (the “Prospectus”)

Effective July 2, 2018:

1.	The address for Resource Real Estate, LLC in the Prospectus is updated to: 717 Fifth Avenue, 14th Floor, New York, NY 10022.

2.	On the cover page of the Prospectus, the paragraph entitled “Non-Traded REITS” is deleted in its entirety.

3.	The section entitled “Investment Strategy” on page 2 in the Prospectus is deleted in its entirety and replaced with:

Investment Strategy. The Fund pursues its investment objectives of producing current income and achieving low to moderate volatility and low to moderate correlation to the broader equity markets by diversifying its investments over a broad range of property types and real estate asset classes and taking advantage of the expertise of unaffiliated institutional asset managers, including REIT managers (collectively referred to hereafter as “asset managers”) that manage investment vehicles, such as REITs, in which the Fund invests.

The Fund seeks to invest in a portfolio of real estate and real estate related industry securities in the following categories: Public Equity; Private Equity; and Credit. Real estate and real estate related industry securities may be domestic or non-U.S.

●	Public Equity. The Adviser seeks to build a portfolio of Public REITs, REOCs, as well as Public Investment Funds. The Fund intends to invest in the equity securities of Public REITs and REOCs principally to generate current income and substantial liquidity for the Fund. The Fund may also invest in Public Investment Funds that invest principally in real estate related industry securities and are intended to provide diversification alongside Private Equity and Credit, described below.

●	Private Equity. The Adviser seeks to build a portfolio of Private Real Estate Investment Funds and Non-Traded REITs.

The Fund’s investments in Private Real Estate Investment Funds are intended to generate higher absolute returns than are typically available from investing in Public Equity and lower correlations to the broader equity markets. Many Private Real Estate Investment Funds require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds. By investing in such Private Real Estate Investment Funds, the Fund offers its shareholders access to institutional asset managers that may not be otherwise available to them. The Private Real Estate Investment Funds included in the Fund’s portfolio may be purchased on the secondary market or directly from the issuer of the security.

The Fund invests in Non-Traded REITs to generate current income. In addition, the Fund’s investments in Non-Traded REITs are intended to deliver returns with low to moderate volatility and low to moderate correlation to the broader equity markets.

●	Credit. The Fund intends to invest in Real Estate Credit Securities, including but not limited to CMBS, the preferred stock issued by REITs, and other convertible or non-convertible secured or unsecured real estate debt securities, to generate current income with low to moderate volatility and low to moderate correlation to the broader equity markets.

When selecting investments in Public REITs and REOCs, Private Real Estate Investment Funds and Non-Traded REITs, the Adviser will evaluate asset managers by reviewing their experience, track record, current portfolios, and ability to weather real estate cycles by employing effective risk management and mitigation strategies. The Adviser will also assess the likely risks and returns of the investment strategies utilized by the management of the investment vehicles, and evaluate the potential correlation among the investment strategies under consideration. The Adviser generally will seek to invest in investment vehicles whose expected risk-adjusted returns are determined to fit the Fund’s objectives and likely to have low correlations among each other or with the broad equity and fixed-income markets. The Adviser will seek to allocate the Fund’s assets so that the Fund may benefit from the performance record of various investment vehicles, and from having access to new and existing investment vehicles that are often available only at substantial minimum investments.

The investment vehicles in which the Fund invests may employ a wide variety of investment strategies that invest in (i) equity, equity-related and other securities of companies across some or all real estate related sectors of the market, (ii) debt securities of companies across some or all real estate related sectors of the market, and (iii) mortgage-backed securities. In addition, the Fund may invest in investment vehicles that use derivatives, consisting of forwards, futures contracts, options, warrants, and interest rate swaps, in connection with managing their investment in real estate. The Fund does not enter into contractual relationships with asset managers in connection with the Fund’s investments in investment vehicles; rather, the Fund invests in investment vehicles in the same manner that any typical investor would invest. For example, the Fund will invest in companies focused on a variety of real estate asset classes and different qualities of real estate assets.

Because Private Real Estate Investment Funds and Non-Traded REITs are not publicly traded, they are not liquid investments. As a result, valuations provided by the asset manager to a Private Real Estate Investment Fund or a Non-Traded REIT to provide a valuation of the Fund’s investment could vary from the fair value of the investment that may be obtained if such investment were sold to a third party. The Adviser will use reasonable due diligence to value securities and may consider information provided by the Private Real Estate Investment Funds and Non-Traded REITs, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. Private Real Estate Investment Funds that invest primarily in publicly traded securities are more easily valued. In its evaluation of asset managers of Private Real Estate Investment Funds and Non-Traded REITs, as well as asset managers of other investment vehicles, the Adviser will have the same access to information as any other institutional investor.

Although the Fund may invest in debt securities of any quality, duration or maturity, the Fund anticipates that it will invest primarily in real estate bonds and real estate convertible bonds that are investment grade (or unrated, but determined by the Adviser to be of equivalent quality). In addition, the Fund may invest up to 40% of its gross assets in fixed-income securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” Investment grade debt securities could be downgraded to less than investment grade, and high-yield securities could default on their obligations. A reduction in the rating of a security after the Fund buys it will not require the Fund to dispose of the security. However, the Adviser will evaluate such downgraded securities to determine whether to keep them in the Fund’s portfolio.

In addition, when selecting CMBS for the Fund’s portfolio, the Fund will seek to select CMBS that, in the judgment of the Fund’s portfolio management team, represent an undervalued investment opportunity with favorable total return potential. This evaluation is based upon multiple factors, including rigorous analysis of the credit performance of the mortgage loan portfolios underlying the CMBS; security structure characteristics such as the priority of payment, credit enhancement and default patterns of underlying loans; and the relative financial strength of the mortgage loan servicer.

While the Adviser anticipates that, under normal market conditions, the Fund’s portfolio will invest in each of the categories of described above, the Fund does not have predetermined asset allocations to any of these categories. Depending on its evaluation of the markets, the Adviser may allocate the Fund’s assets among any, all or none of these categories, the Adviser may determine not to allocate any of the Fund’s assets to any particular categories. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

4.	In the Prospectus, under “The Adviser’s Strategy” under Public REITS, the first sentence in the third paragraph is revised to read:

Under normal circumstances, the Fund anticipates that it will invest no more than 80% of its gross assets in Public REITs.

5.	In the Prospectus, under “The Adviser’s Strategy” under Private Real Estate Investment Funds, the first sentence in the first paragraph is deleted in its entirety.

6.	In the Prospectus, under “The Adviser’s Strategy” under Private Real Estate Investment Funds, the first sentence in the second paragraph is revised to read:

Under normal circumstances, the Fund anticipates that it will invest no more than 80% of its gross assets in Private Equity.

7.	The following section is added to the Prospectus under the section entitled PLAN OF DISTRIBUTION, directly before the sub-section entitled, Purchase Information:

By Telephone

Investors may purchase additional shares of the Fund by calling 1-855-747-9559. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, DST will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call DST at 1-855-747-9559 for additional assistance when completing an application.

If DST does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Please note that all defined terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Prospectus.

This Supplement and the Prospectus provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Prospectus can be obtained without charge by calling toll-free 1-855-747-9559.